CONSOLIDATED BALANCE SHEET - USD ($)	Jun. 30, 2025	Jun. 30, 2024
Current assets:
Cash	$ 54,462	$ 120,121
Account receivable		1,024
Subscription receivable		1,056
Deferred offering costs		15,000
Total Current Assets	54,462	137,201
Total Assets	54,462	137,201
Current liabilities:
Accounts payable and accrual	27,001	15,001
Amount due to a director	8,030	5,126
Total Current Liabilities	35,031	20,127
Total Liabilities	35,031	20,127
SHAREHOLDERS’ EQUITY
Preferred shares, no par value; 900,000,000 shares authorized; 38,090,000 shares issued and outstanding as of June 30, 2025 and June 30, 2024
Ordinary shares, $0.00001 par value; 900,000,000 shares authorized; 205,100,000 shares issued and outstanding as of June 30, 2025 and June 30, 2024	2,051	2,051
Additional paid-in capital	123,505	123,505
Accumulated deficit	(106,125)	(8,482)
Total Shareholders’ Equity	19,431	117,074
Total Liabilities and Shareholders’ Equity	$ 54,462	$ 137,201